                                                                    EXHIBIT 99.1

                                                Net Interest Margin Trust 1994-B
                                                May, 2001
                                                Payment: June 15, 2001
                                                7.85% SECURITIZED NET INTEREST
                                                MARGIN CERTIFICATES
                                                               Cusip # 393534AB8
                                                      Trust Account # 33-31958-0
                                                Distribution Date: June 15, 2001

                                                                                                   Per $1,000
Securitized Net Interest Margin Certificates                                                        Original
--------------------------------------------                                                       ----------
1.   Amount Available                                                           262,224.85
                                                                         -----------------
     Pro rata Share of Excess from NIM 94-A                                      19,166.86
                                                                         -----------------
Interest

2.   Aggregate Interest                                                           2,746.23         0.02972110
                                                                         ------------------------------------

3.   Amount Applied to:
     (a) accrued but unpaid Interest

4.   Remaining:
     (a) accrued but unpaid Interest

5.   Monthly Interest                                                             2,746.23
                                                                         -----------------

Principal

6.   Current month's principal distribution                                     278,645.48         3.01564372
                                                                         ------------------------------------

7.   Remaining outstanding principal balance                                    141,159.89          1.5277044
                                                                         ------------------------------------
     Pool Factor                                                                0.00152770
                                                                         -----------------

8.   Present value of the projected remaining aggregate
     cashflows of the Finance I Assets and the
     Residual Assets, as of the immediately
     preceding Distribution Date                                            185,131,910.74**
                                                                         -----------------
9.   Aggregate principal balance of loans
     refinanced by Conseco Finance                                              583,271.21
                                                                         -----------------

10.  Weighted average CPR                                                           11.20%
                                                                         -----------------

11.  Weighted average CDR                                                            2.17%
                                                                         -----------------

12.  Annualized net loss percentage                                                  1.50%
                                                                         -----------------

13.  Delinquency              30-59 day                                              1.28%
                                                                         -----------------
                              60-89 day                                              0.50%
                                                                         -----------------
                              90+ day                                                0.87%
                                                                         -----------------
                              Total 30+                                              2.65%
                                                                         -----------------

US Bank Trust N. A. Paying Agent/Bondholder Relations (612) 973-5800

** Represents present value of assets for NIM 94-A, 94-B, & 95-A, after cross-collateralization, as of 4/15/01.

                                               Net Interest Margin Trust 1994-B
                                               May, 2001
                                               Payment:  June 15, 2001


                                                        Fee Assets
                                          --------------------------------------
                                            Guarantee     Inside     Fee Asset
                                              Fees         Refi        Total
                                          --------------------------------------

GTFC 1994-1                                 20,649.75   10,370.83     31,020.58
GTFC 1994-2                                      0.00        0.00          0.00
GTFC 1994-3                                      0.00        0.00          0.00
GTFC 1994-4                                      0.00        0.00          0.00

                                          --------------------------------------
                                            20,649.75   10,370.83     31,020.58

Total amount of Guarantee Fees and
     Inside Refinance Payments                                        31,020.58

Subordinated Servicing Fees                                          162,004.20

Payment on Finance 1 Note                                            193,024.78

Allocable to Interest (current)                                            0.00

Allocable to accrued but unpaid Interest                                   0.00

Accrued and unpaid Trustee Fees                                            0.00

Allocable to Principal                                                     0.00

Finance 1 Note Principal Balance                                           0.00

                                                Net Interest Margin Trust 1994-B
                                                May, 2001
                                                Payment:  June 15, 2001





                                               Inside
                                Residual        Refi         Total
                            ------------------------------------------

GTFC 1994-1                          0.00          0.00             0
GTFC 1994-2                     37,251.26      5,745.05     42,996.31
GTFC 1994-3                     11,726.29      4,679.09     16,405.38
GTFC 1994-4                          0.00      9,798.38      9,798.38

                            ------------------------------------------
                                48,977.55     20,222.52     69,200.07

                            Total Residual and Inside
                                Refinance Payments          69,200.07